EXHIBIT 23.2


     [LOGO PEAT MARWICK LLP]



                           CONSENT OF INDEPENDENT AUDITORS

     The Board of Directors
     Family Bargain Corporation:

     We consent to the use of our reports included herein the Form S-2
     (Registration Statement 333-        ) and to the reference to our firm
                                 --------
     under the heading "Experts" in the prospectus,


              KPMG PEAT MARWICK LLP


     San Diego, California
     August 6, 1996